EXHIBIT 99.10

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10




Deal Name
GSAA 0510
* Priced at Par / 100% Advancing
* 12 month Lag
* Price to Maturity / Failing Trigger

-----------------------------------------------------------------------------------------------------------------------------------
                                  Bond Class                    Bond Rating       Bond Class                     Bond Rating
                                      M1                          AA+/Aa1            M2                           AA+/Aa2
===================================================================================================================================
1.55 Loss Severity/65 PPC            FWD                       FWD + 200bp       FWD                             FWD + 200bp
===================================================================================================================================
  SDA % at First Dollar Loss                 4481.70                  3877.00                  3661.00                     3135.00
                         WAL                   10.17                    11.09                    11.50                       12.30
                    Cum Loss 171,552,902.41 (25.63%)   157,613,944.39 (23.55%)  152,025,723.12 (22.71%)     137,530,449.97 (20.55%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
2.55 Loss Severity / 100 PPC         FWD                       FWD + 200bp       FWD                             FWD + 200bp
===================================================================================================================================
  SDA % at First Dollar Loss                 6244.00                  5520.00                  4875.00                     4265.00
                         WAL                    6.12                     6.58                     7.15                        7.64
                    Cum Loss 152,568,613.34 (22.79%)   141,986,353.56 (21.21%)  131,451,120.39 (19.64%)     120,497,282.87 (18.00%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
3.65 Loss Severity / 65 PPC          FWD                       FWD + 200bp       FWD                             FWD + 200bp
===================================================================================================================================
  SDA % at First Dollar Loss                 3565.00                  3111.40                  2966.00                     2558.20
                         WAL                   11.46                    12.17                    12.43                       13.04
                    Cum Loss 176,674,100.51 (26.40%)   161,711,812.30 (24.16%)  156,419,325.18 (23.37%)     141,024,176.25 (21.07%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
4.65 Loss Severity / 100 PPC         FWD                       FWD + 200bp       FWD                             FWD + 200bp
===================================================================================================================================
  SDA % at First Dollar Loss                 4875.00                  4344.50                  3894.00                     3430.00
                         WAL                    6.96                     7.38                     7.89                        8.32
                    Cum Loss 155,351,323.29 (23.21%)   144,172,434.25 (21.54%)  133,802,809.70 (19.99%)     122,354,085.43 (18.28%)
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------           ------------------------------------------------------------------------------------------
                                                    Bond Class                    Bond Rating
                                                       M3                          AA/Aa3
=============================           ==========================================================================================
1.55 Loss Severity/65 PPC                               FWD                             FWD + 200bp
=============================           ==========================================================================================

  SDA % at First Dollar Loss                                  3235.40                       2746.70
                         WAL                                    13.50                         14.14
                    Cum Loss                   140,359,188.44 (20.97%)       125,551,155.51 (18.76%)
-----------------------------           ------------------------------------------------------------------------------------------


-----------------------------           ------------------------------------------------------------------------------------------
2.55 Loss Severity / 100 PPC                            FWD                             FWD + 200bp
=============================           ==========================================================================================
  SDA % at First Dollar Loss                                  4183.00                       3626.00
                         WAL                                     8.73                          9.29
                    Cum Loss                   118,899,775.62 (17.76%)       107,731,835.58 (16.10%)
-----------------------------           ------------------------------------------------------------------------------------------


-----------------------------           ------------------------------------------------------------------------------------------
3.65 Loss Severity / 65 PPC                             FWD                             FWD + 200bp
=============================           ==========================================================================================
  SDA % at First Dollar Loss                                  2645.00                       2260.00
                         WAL                                    14.14                         14.62
                    Cum Loss                   144,338,566.80 (21.56%)       128,696,419.42 (19.23%)
-----------------------------           ------------------------------------------------------------------------------------------


-----------------------------           ------------------------------------------------------------------------------------------
4.65 Loss Severity / 100 PPC                            FWD                             FWD + 200bp
=============================           ==========================================================================================
  SDA % at First Dollar Loss                                  3380.00                       2948.00
                         WAL                                     9.48                          9.94
                    Cum Loss                   121,016,588.81 (18.08%)       109,401,611.13 (16.35%)
-----------------------------           ------------------------------------------------------------------------------------------







No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.